UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2018

Marathon Patent Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36555	01-0949984
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

11601 Wilshire Blvd., Ste. 500

Los Angeles, CA

(Address of principal executive offices) (zip code)

800-804-1690

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Copies to:

Harvey Kesner, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

As previously reported on the Current Report on Form 8-K filed by Marathon Patent Group, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on November 2, 2017, the Company entered into an agreement and plan of merger dated November 1, 2017 (the “Merger Agreement”) whereby the Company shall acquire, through its wholly-owned subsidiary, Global Bit Acquisition Corp., a Nevada corporation (“GBAC”), 100% of the capital stock of Global Bit Ventures, Inc., a Nevada corporation (“GBV,” and collectively with the Company and GBAC, the “Parties”), which is a digital asset technology company that mines cryptocurrencies (the “Acquisition”). All capitalized terms otherwise not defined herein shall have the meanings set forth in the Merger Agreement.

On January 23, 2018, the Parties entered into the Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”), which amends certain terms, among others, in the Merger Agreement, as follows: (i) the shareholders of GBV shall have entered into lock-up agreements in form and substance satisfactory to the Company; (ii) all references to the Company’s Series E Convertible Preferred Stock shall mean the Company’s Series E-1 Convertible Preferred Stock, par value $0.0001 per share; and (iii) the Outside Closing Date shall be extended from February 28, 2018, to March 15, 2018, subject to consecutive 14-day extensions upon mutual written consent of the Parties, but no later than April 30, 2018, subject to a mutual agreement by and among the Parties.

The closing of the Acquisition is subject to certain closing conditions including the approval of the Merger Agreement by the Company’s shareholders at a special meeting of the shareholders to be held at a time and date to be determined upon filing of the definitive proxy statement.

The foregoing description of the terms of the Merger Agreement set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement by and among the Company, GBAC and GBV, which Merger Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on November 2, 2017. The foregoing description of the terms of the Amendment set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Amendment by and among the Company, GBAC and GBV, which Amendment is filed as Exhibit 10.2 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Agreement and Plan of Merger, dated November 1, 2017 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Commission on November 2, 2017).
10.2	Amendment No. 1 to Agreement and Plan of Merger, dated January 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON PATENT GROUP, INC.

Dated: January 25, 2018	By:	/s/ Francis Knuettel, II
	Name:	Francis Knuettel, II
	Title:	Chief Financial Officer